ING Life Insurance and Annuity Company and its Variable Annuity Account C State University of New York Defined Contribution Retirement Plan

Supplement dated February 14, 2005, to your current variable annuity Contract Prospectus, Contract Prospectus Summary and Statement of Additional Information

This supplement updates certain information contained in your current variable annuity Contract Prospectus, Contract Prospectus Summary and Statement of Additional Information (SAI). Please read it carefully and keep it with your variable annuity Contract Prospectus, Contract Prospectus Summary and SAI for future reference.

NOTICE OF FUND SUBSTITUTIONS

Effective April 15, 2005, and pursuant to applicable regulatory approvals, ING Life Insurance and Annuity Company (the "Company") and its Variable Annuity Account C (the "Separate Account") will replace certain funds in which the subaccounts of the Separate Account invest (the "Replaced Funds") with certain other funds (the "Substitute Funds") as follows:

Replaced Funds	Substitute Funds
Oppenheimer Strategic Bond Fund/VA	ING Oppenheimer Strategic Income Portfolio -- Initial Class
Janus Aspen Growth Portfolio -- Institutional Shares	ING American Century Select Portfolio -- Initial Class
Janus Aspen Mid Cap Growth Portfolio -- Institutional Shares	ING T. Rowe Price Diversified Mid Cap Growth Portfolio -- Initial Class
Janus Aspen Worldwide Growth Portfolio -- Institutional Shares	ING Oppenheimer Global Portfolio -- Initial Class
Oppenheimer Global Securities Fund/VA

Important Information about the Substitutions.
  Effective April 15, 2005, subaccounts which invest in the Substitute Funds will be available through your variable annuity contract and all references in your Contract Prospectus, Contract Prospectus Summary, and SAI to the name of a Replaced Fund will be replaced with the name of the corresponding Substitute Fund.

Effective April 15, 2005, the subaccounts which invest in the Replaced Funds will no longer be available through your variable annuity contract.
  Prior to the effective date of the substitutions and for thirty days thereafter you may transfer amounts allocated to the subaccounts which invest in the Replaced Funds to any other subaccount or any available fixed account free of charge.

  Prior to the effective date of the substitutions and for thirty days thereafter any transfer from a subaccount which invests in a Replaced Fund to any other subaccount or any available fixed account will not count as a transfer when imposing any applicable restriction or limit on transfers.

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    On the effective date of the substitutions, existing investments and ongoing allocations to a subaccount which invests in a Replaced Fund will be automatically reallocated to the subaccount which invests in the corresponding Substitute Fund.

  You will not incur any fees or charges or any tax liability because of the substitutions, and your account value immediately before the substitutions will equal your account value immediately after the substitutions.

  The investment objective and policies of each Substitute Fund are the same as, similar to or consistent with the investment objective and policies of the corresponding Replaced Fund. The investment objective of each Substitute Fund is more fully described in each Substitute Fund's prospectus and one-page summary.

  The total expenses of each Substitute Fund are less than or equal to the total expenses of the corresponding Replaced Fund. The total expenses of each Substitute Fund are more fully described in each Substitute Fund's prospectus and one-page summary.

  A prospectus or one-page summary for each of the Substitute Funds accompanies this supplement. Read these materials carefully before deciding what to do with amounts allocated to subaccounts which invest in the Replaced Funds. Should you need additional prospectuses or one-page summaries, please call the number listed in your Contract Prospectus or Contract Prospectus Summary.

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